UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

December 20, 2016 (December 19, 2016)

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On December 19, 2016, Rite Aid Corporation (“Rite Aid”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with AFAE, LLC, a Tennessee limited liability company (“Buyer”), Fred’s, Inc., a Tennessee corporation (“Fred’s”) (solely for the purposes set forth in the Asset Purchase Agreement) and Walgreens Boots Alliance, Inc., a Delaware corporation (“WBA”) (solely for the purposes set forth in the Asset Purchase Agreement).  Pursuant to the terms and subject to the conditions set forth in the Asset Purchase Agreement, Buyer will purchase from Rite Aid 865 stores (the “Acquired Stores”) and certain specified assets related thereto for a purchase price of $950,000,000 plus Buyer’s assumption of certain liabilities of Rite Aid and its affiliates (the “Sale”).

Consummation of the Sale is subject to various closing conditions, including but not limited to (i) the closing of the previously announced proposed acquisition of Rite Aid by WBA (the “Rite Aid Acquisition”), (ii) the Federal Trade Commission (“FTC”) having issued publicly the proposed final judgment relating to the Acquired Stores in connection with the Rite Aid Acquisition identifying Buyer as being preliminarily approved as the purchaser of the assets purchased under the Asset Purchase Agreement, (iii) filings with or receipt of approval from the applicable state boards of pharmacy, and (iv) the absence of a material adverse effect on the stores being acquired in the Sale.

The parties to the Asset Purchase Agreement have each made customary representations and warranties. Rite Aid has agreed to various covenants and agreements, including, among others, Rite Aid’s agreement to conduct its business at the Acquired Stores in the ordinary course during the period between the execution of the Asset Purchase Agreement and the closing of the Sale, subject to certain exceptions.  Fred’s and Buyer have also agreed to various covenants and agreements in the Asset Purchase Agreement, including, among other things, (i) Fred’s and Buyer’s agreement to use their reasonable best efforts to obtain all authorizations and approvals from governmental authorities and (ii) Fred’s and Buyer’s agreement to (x) prepare and furnish all necessary information and documents reasonably requested by the FTC, (y) use reasonable best efforts to demonstrate to the FTC that each of Fred’s and Buyer is an acceptable purchaser of, and will compete effectively using, the assets purchased in the Sale, and (z) reasonably cooperate with WBA and Rite Aid in obtaining all FTC approvals.  In the event that the FTC requests changes to the Asset Purchase Agreement, the parties agreed to negotiate in good faith to make the necessary changes.  To the extent the FTC requests that additional stores be sold, and WBA agrees to sell such stores, each of Fred’s and Buyer has agreed to buy those stores.

The Asset Purchase Agreement contains specified termination rights for Rite Aid, WBA and Buyer, including a mutual termination right (i) in the event of the issuance of a final, nonappealable governmental order permanently restraining the Sale or (ii) in the event that the Agreement and Plan of Merger in connection with the Rite Aid Acquisition is terminated in accordance with its terms.  WBA has additional termination rights, if, among others thing, (i) Buyer or Fred’s is not preliminarily approved by the FTC or other necessary governmental authority as purchaser of the assets in the Sale or (ii) the FTC informs WBA or its affiliates in writing that the Director of the Bureau of Competition will not recommend approval of Fred’s or Buyer as purchaser of the assets in the Sale.

The foregoing description of the Asset Purchase Agreement and the transactions contemplated thereby does not purport to be complete.  The Asset Purchase Agreement contains representations and warranties by each of the parties to the Asset Purchase Agreement, which were made only for purposes of that agreement and as of specified dates. The representations, warranties and covenants in the Asset Purchase Agreement were made solely for the benefit of the parties to the Asset Purchase Agreement; are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosure schedules; may have been made for the purposes of allocating contractual risk between the parties to the Asset Purchase Agreement instead of establishing these matters as facts; and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Rite Aid, WBA, Buyer or Fred’s or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in Rite Aid’s public disclosures.

Item 7.01.  Regulation FD Disclosure.

On December 20, 2016, Rite Aid and WBA issued a joint press release announcing the execution of the Asset Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Cautionary Statement Regarding Forward Looking Statements

Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements.

All statements, other than historical facts, including statements regarding the expected timing of the closing of the transactions; the ability of the parties to complete the transactions considering the various closing conditions; the expected benefits of the transactions such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of the companies following completion of the proposed transactions; and any assumptions underlying any of the foregoing, are forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. These forward-looking statements are based upon current plans, estimates and expectations, are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to, risks related to the possibility that the transactions may not close, including because one or more closing conditions to the transactions, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transactions, or may require conditions, limitations or restrictions in connection with such approvals; the risk that there may be a material adverse change of Rite Aid or the acquired stores, or the business of Rite Aid or the acquired stores may suffer as a result of uncertainty surrounding the transactions; risks related to the ability to realize the anticipated benefits of the proposed transactions, including the possibility that the expected synergies from the proposed transactions will not be realized or will not be realized within the expected time period; the risk that the businesses and acquired stores, as applicable, will not be integrated successfully; risks associated with the financing of the proposed transactions; disruption from the proposed transactions making it more difficult to maintain business and operational relationships; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed transactions; other business effects, including the effects of industry, market, economic, political or regulatory conditions or changes in federal or state laws or regulations; future exchange or interest rates or credit ratings; changes in tax laws, regulations, rates and policies; competitive developments; and risks and uncertainties discussed in the reports that Walgreens Boots Alliance and Rite Aid have filed with the U.S. Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Walgreens Boots Alliance and Rite Aid expressly disclaim any current intention to update publicly any forward-looking statement after the distribution of this communication, whether as a result of new information, future events, changes in assumptions or otherwise. A further list and description of risks and uncertainties can be found in Walgreens Boots Alliance’s Annual Report on Form 10-K for the fiscal year ended August 31, 2016 and its subsequent filings; and in Rite Aid’s Annual Report on Form 10-K for the fiscal year ended February 27, 2016 and its subsequent filings. There can be no assurance that the requisite regulatory approvals will be obtained, or that the transactions will be completed within the required time period. This communication does not constitute an offer of any securities for sale.

Item 9.01.  Financial Statements and Exhibits

(d)                                 Exhibits

99.1	Press release issued by Rite Aid Corporation and Walgreens Boots Alliance, Inc. on December 20, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITE AID CORPORATION

Dated: December 20, 2016	By:	/s/ James J. Comitale
		Name:	James J. Comitale
		Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Rite Aid Corporation and Walgreens Boots Alliance, Inc. on December 20, 2016.